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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): SEPTEMBER 3, 2002



                              TEPPCO PARTNERS, L.P.
               (Exact name of registrant as specified in charter)



       DELAWARE                       1-10403                   76-0291058
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



         2929 ALLEN PARKWAY
           P.O. BOX 2521
           HOUSTON, TEXAS                                       77252-2521
(Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 759-3636


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ITEM 5.  OTHER EVENTS.

         On April 19, 2002, TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a global shelf registration statement on Form S-3 (Registration No. 333-86650) (the "Registration Statement"). The Commission declared the Registration Statement effective on May 2, 2002. On September 3, 2002, the Partnership filed with the Commission a Preliminary Prospectus Supplement to the Registration Statement (the "Preliminary Prospectus Supplement") pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to an offering of units. We are filing the Preliminary Prospectus Supplement as Exhibit 99.1 to this Current Report on Form 8-K for the purpose of incorporating its contents into our registration statement (No. 33-81976) on Form S-3 and registration statement (No. 333-82892) on Form S-8. The prospectus supplement contains updated information regarding recent developments, use of proceeds and risk factors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         99.1   -   Preliminary Prospectus Supplement filed pursuant to Rule
                    424(b).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               TEPPCO PARTNERS, L.P.

                               By: Texas Eastern Products Pipeline Company, LLC, its General Partner


Dated September 3, 2002                 /s/ Charles H. Leonard
                               -------------------------------------------------
                                            Charles H. Leonard
                               Senior Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

         99.1   -   Preliminary Prospectus Supplement filed pursuant to Rule
                    424(b).

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